UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 24, 2017

(Date of Report)

October 23, 2017

(Date of earliest event reported)

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 001-33988

Delaware	26-0405422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 240-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Transaction Agreement

On October 23, 2017, Graphic Packaging Holding Company, a Delaware corporation (the “Company”), International Paper Company, a New York corporation (“IP”), Gazelle Newco LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Newco”), and Graphic Packaging International, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“GPI”), entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which, among other things, (i) the Company will transfer its ownership interests in GPI to Newco, (ii) IP will transfer its North America Consumer Packaging business to Newco, which will then be transferred to GPI; (iii) Newco will issue membership interests in itself to IP and IP will be admitted as a member of Newco; and (iv) GPI will assume the indebtedness incurred pursuant to IP’s $660 term loan facility and will continue to be the principal operating subsidiary of the Company (collectively, the “Transactions”).

Immediately following the Closing (as defined in the Transaction Agreement), (i) the Company will hold 79.5% of the membership interests in Newco and (ii) IP will hold 20.5% of the membership interests in Newco. For a period of two years beginning on the date of the Closing, IP will not be able to transfer any of its membership interests in Newco, subject to certain exceptions. Thereafter, subject to certain exceptions, IP will only be able to transfer its membership interests in Newco pursuant to the terms and conditions of an Exchange Agreement, pursuant to which IP will have specified rights. Subject to certain conditions, IP may exchange up to approximately 16.6% of the membership interests in Newco for common stock of the Company or cash, at the election of the Company, and the remaining membership interests in Newco held by IP may only be exchanged for cash.

IP and the Company each made customary representations, warranties and covenants in the Transaction Agreement, including, among other things, covenants by each of IP (with respect to its North America Consumer Packaging business) and the Company to conduct its business in the ordinary course during the interim period between the execution of the Transaction Agreement and the Closing, subject to certain exceptions.

The obligation of the parties to consummate the Transactions is subject to customary closing conditions, including, among other things, applicable approvals under certain regulatory and competition laws, including the expiration or termination of all applicable waiting and other time periods. Assuming all of the closing conditions are met, the Company expects the Transactions to be completed in the first quarter of 2018.

The Transaction Agreement contains certain termination rights for each of the parties, including the right of each party to terminate the Transaction Agreement if the Transactions have not been consummated by June 30, 2018.

In connection with the Transactions, certain additional agreements will be entered into, including, among others:

•	The Amended and Restated Operating Agreement of Newco, which will provide that the business and affairs of Newco will be managed by a limited liability company to be a wholly owned indirect subsidiary of the Company to be formed prior to Closing;

•	The Exchange Agreement (as described above);

•	A Governance Agreement, pursuant to which, for a period of five years following the Closing, IP will agree not to acquire voting securities of the Company and other customary standstill provisions, subject to certain specified exceptions;

•	A Registration Rights Agreement, pursuant to which IP will have specified demand and piggyback registration rights with respect to common stock of the Company;

•	Certain supply agreements;

•	A Tax Receivable Agreement, pursuant to which the Company and IP will allocate tax liabilities and benefits arising prior to, as a result of, and subsequent to the transactions contemplated by the Transaction Agreements;

•	A Restrictive Covenant Agreement, pursuant to which IP will agree not to compete with the North America Consumer Packaging business it is transferring to Newco, subject to certain specified exceptions, for the longer of three years and the period in which it owns equity interests in Newco;

•	Certain Intellectual Property licenses;

•	A Transition Services Agreement, pursuant to which IP will provide certain services of a transitional nature to Newco;

•	A Sublease;

•	A Lease Assignment;

•	A Tax-Exempt Bond Agreement;

•	A Taxable Augusta Bonds Assignment and Assumption Agreement

The forms of each of the foregoing agreements are attached to the Transaction Agreement.

The foregoing description of the Transaction Agreement and the forms of agreements attached thereto does not purport to be complete, and is qualified in its entirety by reference to the full text of the Transaction Agreement and the exhibits thereto, which are attached hereto as Exhibit 2.1 and are incorporated herein by reference.

The Transaction Agreement has been included solely to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations between the parties thereto with respect to the transactions described in this Form 8-K, the Transaction Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties, covenants and agreements made by the parties in the Transaction Agreement were made only for purposes of such agreement and are made as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the Transaction Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Transaction Agreement. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to holders of the Company’s securities or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.

Amendment to Rights Plan

On October 23, 2017, the Company entered into a First Amendment to Rights Agreement (the “Rights Agreement Amendment”), which amended the terms of the Rights Agreement, dated as of March 10,

2008, by and between the Company and Wells Fargo Bank, National Association (the “Rights Agreement”) in order to render the Rights Agreement inapplicable to the Transaction, the membership interests in Newco held by IP and its permitted assignees and any common stock or other equity interests of the Company that may be issued to IP or such permitted assignees in exchange for membership interests in Newco pursuant to the terms of the Exchange Agreement or pursuant to the Amended and Restated Operating Agreement of Newco.

The foregoing description of the Rights Agreement Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

GPI Supplemental Indentures

Also, on October 23, 2017, the Company entered into a supplemental indenture with U.S. Bank, National Association, as trustee, with respect to each of the Company’s 4.75% Senior Notes due 2021, 4.875% Senior Notes due 2022, and 4.125% Senior Notes due 2024 pursuant to which the Company and the trustee each acknowledges that GPI, as Issuer of each series of Notes, may effect a statutory conversion under Delaware law into a limited liability company and that such conversion does not amend, modify, alter or discharge in any way the obligations of GPI under such applicable series of senior notes or under the applicable indenture under which such senior notes were issued (the “Supplemental Indentures”).

The foregoing description of the Supplemental Indentures does not purport to be complete, and is qualified in its entirety by reference to the full text of the Supplemental Indentures, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off – Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated by reference in response to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 above is incorporated by reference in response to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 above is incorporated by reference in response to this Item 3.03.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between International Paper Company and the Company. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,”

“endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the proposed transaction may not be completed in the time frame expected by the Company, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; and (5) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 2.1	Transaction Agreement, dated October 23, 2017, by and among International Paper Company, the Company, Gazelle Newco LLC and Graphic Packaging International, Inc.*

Exhibit 4.1	First Amendment to Rights Agreement, dated as of October 23, 2017, to Rights Agreement entered into between the Company and Wells Fargo Bank, National Association

Exhibit 10.1	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.75% Senior Notes due 2021

Exhibit 10.2	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.875% Senior Notes due 2022

Exhibit 10.3	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.125% Senior Notes due 2024

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Transaction Agreement, dated October 23, 2017, by and among International Paper Company, the Company, Gazelle Newco LLC and Graphic Packaging International, Inc.*

Exhibit 4.1	First Amendment to Rights Agreement, dated as of October 23, 2017, to Rights Agreement entered into between the Company and Wells Fargo Bank, National Association

Exhibit 10.1	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.75% Senior Notes due 2021

Exhibit 10.2	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.875% Senior Notes due 2022

Exhibit 10.3	Supplemental Indenture among Graphic Packaging International, Inc., the Company, the other guarantors party thereto and U.S. Bank National Association, as Trustee, with respect to the 4.125% Senior Notes due 2024

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Lauren S. Tashma
Name: Lauren S. Tashma
Title: Senior Vice President, General Counsel and Secretary

Date: October 24, 2017